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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 January 3, 2003
                        (Date of earliest event reported)


                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)


         Oklahoma                     001-13643                73-1520922
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)

                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.   Other Events
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          On January 3, 2003, ONEOK, Inc. closed the purchase of the Texas gas distribution assets of Southern Union Company for a purchase price of $420 million. The new distribution division will operate under the name Texas Gas Service Company, Inc., a division of ONEOK, Inc. In addition to the gas distribution assets, the acquisition also includes 125 miles of natural gas transmission system that is regulated by the Texas Railroad Commission as well as other energy related assets involved in gas marketing, retail propane, and natural gas distribution investments in Mexico. The acquisition increases ONEOK's gas customer base to more than 1.9 million in Oklahoma, Kansas and Texas making ONEOK, Inc. the fifth largest gas-only distributor in the United States, based on the number of customers.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------

(a)       Financial Statements of Businesses Acquired
               Not applicable.

(b)       Pro Forma Financial Information
               Not applicable.

(c)       Exhibits
               99.1 Press release issued by ONEOK, Inc. dated January 3, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               ONEOK, Inc.



Date:  January 6, 2003                     By: /s/ Jim Kneale
                                               -------------------------
                                                Jim Kneale
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer
                                                (Principal Financial Officer)

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